UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2021
_____________________________________________________________________________
Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________________________

Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Veeva Systems Inc. (“Veeva”) filed our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), which was approved by our stockholders on June 23, 2021 at our Annual Meeting of Stockholders (the “Annual Meeting”), with the Delaware Secretary of State effective June 25, 2021. A description of the changes to the Certificate of Incorporation is contained in Appendix A of the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 10, 2021 (the “2021 Proxy Statement”) titled “Proposed New Certificate,” which is incorporated herein by reference. These changes generally relate to Veeva permitting stockholders to call special meetings, provided that such stockholders satisfy the requirements in Veeva’s amended and restated bylaws (the “Bylaws”). The description above is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

As a result of the filing of the Certificate of Incorporation, changes to Veeva’s Bylaws also became effective on June 25, 2021. A description of the changes to the Bylaws is contained in Appendix B of the 2021 Proxy Statement titled “Proposed Section 1.3 of the New Bylaws,” which is incorporated herein by reference. These changes generally reflect the requirements of stockholders holding 25% or more of the voting power of our capital stock for at least one year to call a special meeting. The description above is qualified in its entirety by reference to the full text of the Bylaws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 23, 2021, Veeva held its Annual Meeting. At the Annual Meeting, Veeva’s stockholders voted on six proposals, each of which is described in more detail in the 2021 Proxy Statement.

Only stockholders of record as of the close of business on April 30, 2021, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 138,022,066 shares of Veeva’s Class A common stock and 14,778,290 shares of Veeva’s Class B common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of Class A common stock of Veeva was entitled to one vote for each share of Class A common stock held as of the close of business on the record date, and each holder of Class B common stock of Veeva was entitled to ten votes for each share of Class B common stock held as of the close of business on the record date. The Class A common stock and Class B common stock voted as a single class on all matters, except as set forth below.

The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below.

Proposal 1: Each of the following nominees were elected to serve as directors until the 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified. The vote for each director nominee is set forth in the table below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark Carges	259,336,654	256,778	72,226	11,864,608
Paul E. Chamberlain	259,366,073	253,279	46,306	11,864,608
Ronald E.F. Codd	259,197,254	422,246	46,158	11,864,608
Peter P. Gassner	259,140,767	486,086	38,805	11,864,608
Mary Lynne Hedley	253,941,422	5,684,397	39,839	11,864,608
Gordon Ritter	257,213,292	2,406,619	45,747	11,864,608
Paul Sekhri	181,842,609	77,779,478	43,571	11,864,608
Matthew J. Wallach	259,209,569	417,911	38,178	11,864,608

Proposal 2: The appointment of KMPG LLP as Veeva’s independent registered public accounting firm for the fiscal year ending January 31, 2022 was ratified by the stockholders based on the following results of voting:

FOR	AGAINST	ABSTAIN
270,680,497	736,028	113,741

Proposal 3: The named executive officer compensation was approved by the stockholders on an advisory basis based on the following results of voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
255,117,646	4,471,196	76,816	11,864,608

Proposal 4: The stockholders voted on an advisory basis on the frequency of future stockholder advisory votes to approve Veeva’s named executive officer compensation as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
4,471,196	500,313	159,471,902	64,452	11,864,608

In accordance with the voting results of the stockholders of Veeva on this advisory proposal, Veeva’s board of directors has adopted a policy to hold tri-annual advisory votes on the compensation of Veeva’s named executive officers. The next required advisory vote on the frequency of approval of the compensation of Veeva’s named executive officers will take place no later than Veeva’s annual meeting of stockholders in 2027.

Proposal 5: Our proposal to amend and restate our Restated Certificate of Incorporation to permit stockholders to call special meetings as specified in our Bylaws, which would allow shareholders holding 25% or more of the voting power of our capital stock for at least one year to call special meetings, was approved by (i) 66 2/3% of the voting power of our capital stock and (ii) a majority of the Class B Common Stock, voting as a separate class:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
253,727,205	949,562	4,988,891	11,864,608

CLASS B FOR	CLASS B AGAINST	CLASS B ABSTAIN	CLASS B BROKER NON-VOTES
14,722,386	0	0	N/A

Proposal 6: The stockholder proposal to enable stockholders holding 15% or more of Veeva’s common stock to call special meetings was not approved:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
54,411,859	205,136,311	117,488	11,864,608
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Veeva Systems Inc., dated June 25, 2021
3.2	Amended and Restated Bylaws of Veeva Systems Inc., dated June 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

	By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: June 28, 2021